Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Agreement”) dated as of December 4, 2014 (the “Effective Date”) is made by and among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Company” and a “Borrower”), the New Vehicle Borrowers, the Used Vehicle Borrowers, BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), and as Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer, each of the Lenders under such Credit Agreement signatory hereto, and each of the other Loan Parties (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Company, the New Vehicle Borrowers, the Used Vehicle Borrowers, Bank of America, N.A., as Administrative Agent, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer, and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of August 8, 2013, as amended by that certain Amendment No. 1 to Credit Agreement dated as of June 27, 2014, as amended by that certain Amendment No. 2 to Credit Agreement dated as of October 16, 2014 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility, including a letter of credit facility and a swing line facility, a new vehicle floorplan facility and a used vehicle floorplan facility; and

WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of each Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, each of the Subsidiary Guarantors has entered into the Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of certain or all of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents, and the Borrowers and the Subsidiary Guarantors have entered into various Security Instruments to secure their respective obligations and liabilities in respect the Loan Documents; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrowers desire to amend certain provisions of the Credit Agreement, as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to agree to such amendments on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order therein:

“Amendment No. 3 Effectiveness Date” means December 4, 2014.

“Consolidated EBITDA” means, for any period, Consolidated EBITDAR for such period minus Consolidated Rental Expense for such period.

“Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of: (a) Consolidated Adjusted Funded Indebtedness as of the date of determination minus the aggregate amount as of the date of determination of cash and cash equivalents held in (x) accounts on the consolidated balance sheet of the applicable Person and its Restricted Subsidiaries as of such date to the extent the use thereof for application to payment of Indebtedness is not prohibited by law or any contract to which any such Person is a party and (y) accounts established as an offset to floor plan notes payable on the consolidated balance sheet of the applicable Person and its Restricted Subsidiaries as of such date; provided that the aggregate amount of cash and cash equivalents under clauses (x) and (y) shall in no event exceed $50,000,000 to (b) Consolidated EBITDA for the four-quarter period most recently ended on or prior to such date.

“FMCC Collateral” means, to the extent a security interest in and to the following items of property have been granted to FMCC, (A) any item of Ford or Lincoln New Vehicle inventory if such inventory was originally acquired by any Ford or Lincoln Franchise (whether directly from a manufacturer, through dealer trade or at auction) set forth on the applicable exhibit to the FMCC Intercreditor Agreement (which Exhibit shall be considered the “FMCC Exhibit” and may be supplemented or amended from time to time in accordance with the terms of the FMCC Intercreditor Agreement) and FMCC is a party to a loan facility to provide inventory financing of Ford or Lincoln New Vehicle inventory on a VIN-specific basis to such Ford or Lincoln Franchise, (B) all accounts, instruments, monies, payment intangibles and other rights to payment (and all items in which FMCC may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Ford or Lincoln Franchise (or to the dealership Subsidiary that owns such Ford or Lincoln Franchise and which relate to such Ford or Lincoln Franchise) set forth on the FMCC Exhibit, (C) any inventory of repair, replacement or service parts of any Ford or Lincoln Franchise set forth on the FMCC Exhibit, (D) general intangibles of any Ford or Lincoln Franchise set forth on the FMCC Exhibit (including, without limitation, franchise rights of such Ford or Lincoln Franchise to the extent such Ford or Lincoln Franchise shall have granted a security interest therein to FMCC, but excluding any equity or other ownership interests in any direct or indirect Subsidiary of the Company), and (E) any proceeds of the foregoing.

(b) Clause (vi) of the definition of “Consolidated EBITDAR” is hereby amended, so that, as amended, such clause shall read as follows:

(vi) [intentionally omitted];

(c) The definition of “FMCC Intercreditor Agreement” is hereby amended, so that, as amended, such definition shall read as follows:

“FMCC Intercreditor Agreement” means an intercreditor agreement, including any such agreement entered into after the Amendment No. 3 Effectiveness Date, between FMCC and the Administrative Agent with respect to FMCC Collateral and is otherwise acceptable to the Administrative Agent.

(d) The definition of “Permitted FMCC Floorplan Indebtedness” is hereby amended, so that, as amended, such definition shall read as follows:

“Permitted FMCC Floorplan Indebtedness” means New Vehicle floorplan Indebtedness that (a) is owed to FMCC by any Subsidiary that operates a Ford or Lincoln dealership, (b) finances only the acquisition of new Ford or Lincoln Vehicles by such Ford or Lincoln dealership, (c) is not guaranteed or owed by any Person other than (i) any Subsidiary that operates such a Ford or Lincoln dealership or (ii) the Company, (d) is not secured by any assets other than the FMCC Collateral (unless otherwise agreed to by the Administrative Agent) and (e) is subject to an FMCC Intercreditor Agreement.

(e) Section 6.02(a)(i)(A) of the Credit Agreement is hereby amended by adding the following at the end of such clause:

along with calculations of Restricted Payment availability and usage and the Consolidated Total Leverage Ratio in form and substance reasonably acceptable to the Administrative Agent,

(f) Section 7.10(a) of the Credit Agreement is hereby amended, so that, as amended, such section shall read as follows:

(a) Restricted Payments. Declare or make any Restricted Payment, except that the Company or any Subsidiary of the Company may pay dividends to the Company (directly or indirectly) or to another Subsidiary Guarantor that is a wholly-owned Subsidiary of the Company at any time, and may also make the following Restricted Payments, provided that, (x) immediately after giving effect to the declaration of any dividend, and the payment of any Restricted Payment, there exists no Default under Section 8.01(a) or (f) or Section 8.03(a) or (g) and no Event of Default, and (y) after giving pro forma effect to the declaration of any dividend and the payment of any Restricted Payment made pursuant to clause (i), (ii), (iii), (iv) or (vi) below, the Company is in compliance with the covenants contained in Section 7.11 on a pro forma basis for the immediately preceding four (4) quarters:

(i) the Company may declare and pay cash dividends on its capital stock and may purchase shares of its capital stock; provided that, at the time of any such cash dividend payment or share purchase and after giving effect to such cash dividend payment or share purchase, the aggregate amount payable or paid in respect of all cash dividends by the Company or shares purchased by the Company (other than shares purchased pursuant to clause (ii) below) on or after the Amendment No. 3 Effectiveness Date shall not exceed the sum of (x) $150,000,000 plus (or minus if negative) (y) one-half (1/2) of the aggregate Consolidated Net Income of the Company for the period (taken as one accounting period) beginning on October 1, 2014 up to the end of the Company’s most recent fiscal quarter for which internal financial statements have been delivered to the Administrative Agent plus (z) 100% of the aggregate net cash proceeds received by the Company after October 1, 2014 as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company or from the issue or sale of convertible or exchangeable preferred stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests, preferred stock or debt securities sold to a Subsidiary of the Company and other than any contribution by a Subsidiary) (the product described above at any time being referred to herein as the “7.10(a)(i) RP Basket Limit”);

(ii) without counting against the 7.10(a)(i) RP Basket Limit set forth in Section 7.10(a)(i) above or restricting the Restricted Payments permitted to be made by Section 7.10(a)(iii),the Company and its Subsidiaries may repurchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any such Subsidiaries in an aggregate amount not to exceed $20,000,000 in any fiscal year;

(iii) without counting against the 7.10(a)(i) RP Basket Limit set forth in Section 7.10(a)(i) above or restricting the Restricted Payments permitted to be made by Section 7.10(a)(ii), the Company may make other Restricted Payments so long as the Consolidated Total Leverage Ratio of the Company and its Restricted Subsidiaries on a consolidated basis is no greater than 3.0 to 1 (determined on a pro forma basis for the most recently ended four full fiscal quarters for which internal financial statements have been delivered to the Administrative Agent prior to such Restricted Payment);

(iv) the Company may declare and pay stock dividends directly or indirectly;

(v) the Company may repurchase Equity Interests deemed to occur upon the exercise of stock options if those Equity Interests represent all or a portion of the exercise price of those options;

(vi) the Company may repurchase fractional shares arising out of stock dividends, splits or combinations or business combinations; and

(vii) the Company may pay any dividend or distribution on, or redemption of, Equity Interests pursuant to clause (i) within 60 days after the date of declaration or notice thereof, if at the date of declaration or the giving of notice, the payment would have complied with the provisions of this Agreement.

(g) Sections 7.13 of the Credit Agreement is hereby amended, so that, as amended, such section shall read as follows:

7.13 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, other than in connection with Restricted Payments constituting share repurchases permitted pursuant to Section 7.10(a)(i)-(iii) or (vii).

(h) Clause (iii) of Section 7.19 of the Credit Agreement is hereby amended, so that, as amended, such section shall read as follows:

(iii) if the aggregate Cost of Acquisition (exclusive of the value of the Equity Interests of the Company to be transferred in connection with such Acquisition) of

(x) all Acquisitions (including such Acquisition) occurring after the Closing Date and on or before February 28, 2015 is in excess of $200,000,000, or

(y) all Acquisitions (including such Acquisition) occurring on or after March 1, 2015 is in excess of $250,000,000,

the Required Lenders shall have consented to such Acquisition;

(i) Sections 9.10(e) of the Credit Agreement is hereby amended, so that, as amended, such section shall read as follows:

(e) to enter into any FMCC Intercreditor Agreement, including any such agreement entered into on or after the Amendment No.3 Effectiveness Date, with respect to Indebtedness permitted by Section 7.01(r);

2. Conditions Precedent. The effectiveness of this Agreement and the effectiveness of the amendments and waivers to the Credit Agreement provided herein are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received counterparts of this Agreement, duly executed by the Company, each other Borrower, each Subsidiary Guarantor, and such Lenders as are necessary to constitute the Required Lenders;

(b) the Administrative Agent shall have received a form FR U-1 executed by the Company; and

(c) the Company shall have paid to the Administrative Agent, for the account of each Lender that executes and delivers a signature page to this Agreement prior to 5:00 p.m. Eastern time on December 1, 2014, an amendment fee (or has agreed to pay such fee at a later time) in an amount equal to 0.07% of the amount of the Commitment of such Lender under the Credit Agreement as of the Effective Date. All such fees shall have accrued and be fully earned as of the Effective Date.

3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments and waivers set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments and waivers contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

4. Representations and Warranties. In order to induce the Lenders party hereto to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by or with respect to each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date;

(b) The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each such Person has executed and delivered a Subsidiary Guaranty;

(c) This Agreement has been duly authorized, executed and delivered by the Borrowers and Guarantors party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) No Default or Event of Default has occurred and is continuing either immediately prior to or immediately after the effectiveness of this Agreement.

5. FATCA Certification. Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, each Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

7. Full Force and Effect of Agreement. After giving effect to this Agreement and the amendments and waivers contained herein, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended and modified hereby and as further amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER AND GUARANTOR:

ASBURY AUTOMOTIVE GROUP, INC.

By:	/s/ Keith R. Style
Name:	Keith R. Style
Title:	Senior Vice President & Chief Financial Officer

SUBSIDIARIES THAT ARE NEW VEHICLE BORROWERS, USED VEHICLE BORROWERS,
AND SUBSIDIARY GUARANTORS:

ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VB L.L.C.
ASBURY AUTOMOTIVE BRANDON, L.P.
ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.
ASBURY DELAND HUND, LLC
ASBURY JAX AC, LLC
ASBURY JAX HON L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
AVENUES MOTORS, LTD.
BFP MOTORS L.L.C.

By:	/s/ Keith R. Style
Name:	Keith R. Style
Title:	Chief Financial Officer

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

CFP MOTORS L.L.C.
CH MOTORS L.L.C.
CHO PARTNERSHIP, LTD.
CN MOTORS L.L.C.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN CHH L.L.C.
CROWN FDO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GVO L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.

By:	/s/ Keith R. Style
Name:	Keith R. Style
Title:	Chief Financial Officer

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

Q AUTOMOTIVE BRANDON FL, LLC
Q AUTOMOTIVE JACKSONVILLE FL, LLC
Q AUTOMOTIVE GROUP L.L.C.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
WTY MOTORS, L.P.

By:	/s/ Keith R. Style
Name:	Keith R. Style
Title:	Chief Financial Officer

PLANO LINCOLN-MERCURY, INC.
AF MOTORS, L.L.C.
CROWN FFO L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
NP FLM L.L.C.

By:	/s/ Keith R. Style
Name:	Keith R. Style
Title:	Chief Financial Officer

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

ADDITIONAL USED VEHICLE BORROWERS
AND SUBSIDIARY GUARANTORS:

AF MOTORS, L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
CROWN FFO L.L.C.
NP FLM L.L.C.
PLANO LINCOLN-MERCURY, INC.

By:	/s/ Keith R. Style
Name:	Keith R. Style
Title:	Chief Financial Officer

ADDITIONAL SUBSIDIARY GUARANTORS:

ANL, L.P.
ARKANSAS AUTOMOTIVE SERVICES, L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE, L.P.
ASBURY AUTOMOTIVE MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.

By:	/s/ Keith R. Style
Name:	Keith R. Style
Title:	Chief Financial Officer

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TAMPA, L.P.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY JAX HOLDINGS, L.P.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX VW L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY SOUTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS FSKR, L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY TEXAS D FSKR, L.L.C.
ASBURY TEXAS H FSKR, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
BAYWAY FINANCIAL SERVICES, L.P.
C & O PROPERTIES, LTD.
CAMCO FINANCE II L.L.C.
CK CHEVROLET L.L.C.
CK MOTORS LLC
COGGIN AUTOMOTIVE CORP.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHO L.L.C.
CROWN CHV L.L.C.

By:	/s/ Keith R. Style
Name:	Keith R. Style
Title:	Chief Financial Officer

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

CROWN FFO HOLDINGS L.L.C.
CROWN GCA L.L.C.
CROWN GPG L.L.C.
CROWN HONDA, LLC
CROWN SJC L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C.
JC DEALER SYSTEMS, LLC
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MID-ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
MISSISSIPPI AUTOMOTIVE SERVICES, L.L.C.
MISSOURI AUTOMOTIVE SERVICES, L.L.C.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
SOUTHERN ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TEXAS AUTOMOTIVE SERVICES, L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HUND L.L.C.
THOMASON PONTIAC-GMC L.L.C.
WMZ MOTORS, L.P.

By:	/s/ Keith R. Style
Name:	Keith R. Style
Title:	Chief Financial Officer

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Linda Lov
Name:	Linda Lov
Title:	AVP

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer

By:	/s/ K.W. Winston, III
Name:	K.W. Winston, III
Title:	Senior Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

TOYOTA MOTOR CREDIT CORPORATION,
as a Lender

By:	/s/ Willemien Steensma
Name:	Willemien Steensma
Title:	National Accounts Manager

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jeffrey G. Calder
Name:	Jeffrey G. Calder
Title:	Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
as a Lender

By:	/s/ Michele Nowak
Name:	Michele Nowak
Title:	Credit Director, National Accounts

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Manuel H. Comas
Name:	Manuel H. Comas
Title:	S.V.P.

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

NISSAN MOTOR ACCEPTANCE CORPORATION,
as a Lender

By:	/s/ Josh Taylor
Name:	Josh Taylor
Title:	Manager, Commercial Credit

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

BMW FINANCIAL SERVICES, NA, LLC, as a Lender

By:	/s/ Patrick Sullivan
Name:	Patrick Sullivan
Title:	GM, Commercial Finance BMW Group Financial Services

BMW FINANCIAL SERVICES, NA, LLC, as a Lender

By:	/s/ Scott Bargar
Name:	Scott Bargar
Title:	Commercial Finance, Credit Manager BMW Group Financial Services

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

US BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Noor H. Noordin
Name:	Noor H. Noordin
Title:	Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

BANK OF THE WEST, as a Lender

By:	/s/ Ryan Mauser
Name:	Ryan Mauser
Title:	Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

MASSMUTUAL ASSET FIANANCE LLC, as a Lender

By:	/s/ Don Buttler
Name:	Don Buttler
Title:	SVP

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page